SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On May 11, 2010, the Board of Directors of Waste Management, Inc. (the “Company”) adopted amendments to the Company’s Bylaws. The amendments include, among other things:
•	Clarify that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the stockholders’ meeting, the stock ledger will reflect the stockholders entitled to vote as of the 10th day before the meeting.

•	Clarify that notice of a stockholder’s meeting will include the means of remote communication, if any, and the record date for determining the stockholders entitled to vote at the meeting (if different from the record date for determining stockholders entitled to notice of the meeting).

•	Clarify that if, after the adjournment of a stockholders’ meeting, a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board will fix as the record date for determining stockholders entitled to notice of the adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and will give notice of the adjourned meeting to each stockholder of record as of the record date fixed for notice of the adjourned meeting.

•	Clarify that if the Board of Directors fixes a date for determining stockholders entitled to notice of the meeting, such date will also be the record date for determining the stockholders entitled to vote at the meeting unless the Board of Directors determines, at the time it fixes the record date for determining stockholders entitled to notice of the meeting, that a later date on or before the date of the meeting will be the date for determining stockholders entitled to vote at the meeting.

•	Clarify that in the case of notice given by electronic or facsimile transmission, the notice will be deemed to have been given on the date the transmission is sent or as otherwise determined in accordance with applicable law.

•	Clarify that uncertificated shares may be issued in connection with a transfer.
     The above description of the amendments is not complete and is qualified in its entirety by reference to the Company’s Amended and Restated By-laws, as amended, a copy of which is filed as Exhibit 3.2 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
3.2	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: May 17, 2010	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit List

Exhibit No.	Description
3.2	Amended and Restated Bylaws